

Investor Update

September 16, 2024 Roanoke, Virginia

Forward-Looking Statements

The statements in this presentation by RGC Resources, Inc. (the "Company") that are not historical facts constitute "forward-looking statements" made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include the Company's expectations regarding earnings per share, future expansion opportunities including into Franklin County, inflation, interest rates, rate case, natural gas reserves and potential discoverable natural gas reserves, technological advances in natural gas production, comparison of natural gas consumption and natural gas production, cost of natural gas, including relativity to other fuel sources, demand for natural gas, general potential for customer growth, relationship of Company with primary regulator, future capital expenditures, current and future economic growth, Mountain Valley Pipeline ("MVP") operating expectations and MVP compression and Southgate benefits, potential of MVP to provide additional capacity to meet future demands, increased capital spending and area expansion opportunity, potential new customers and growth rates in potential expansion area. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results may differ materially from those expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, financial challenges affecting expected earnings per share; technical, political or regulatory issues with natural gas exploration, production or transportation; impact of increased natural gas demand on natural gas prices; relative cost of alternative fuel sources; lower demand for natural gas; regulatory, legal, technical, political or economic issues frustrating system or area expansion; regulatory, legal, technical, political or economic issues that may affect MVP; increases in cost of raw materials or labor due to economic factors or regulatory issues such as inflation, cost recovery, interest rates, and tariffs; economic challenges that may affect the service area generally and customer growth or demand and changes in relationship with primary regulator, and those risk factors described in the Company's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which is available at www.sec.gov and on the Company's website at www.rgcresources.com.

The statements made in this presentation are based on information available to the Company as of the date on the cover of this presentation and the Company undertakes no obligation to update any of the forward-looking statements after the date of this presentation.

Safety Moment

- Meter should be visible
- Use a broom to gently clear snow
- Don't shovel snow onto meter
- If your meter is completely encased in ice, or if you think there is a potential problem with the piping or equipment, call Roanoke Gas



Agenda

- Operational and Financial Highlights
  - RGC Midstream
  - Roanoke Gas
- Outlook
- Questions

RGC Midstream

A RGC Resources Company

Mountain Valley Pipeline

- In service June 14
- Two Roanoke Gas interconnects on-line
- System stability
- Capacity improves region's attractiveness for existing and new employers



Lafayette Gate



Franklin County

- Summit View Business Park
- Stik-Pak
- Near Residential
- Rocky Mount



Summit View Gate



Rocky Mount



122
220
40
TOWN OF ROCKY MOUNT
40

MVP by the Numbers

	2015	TODAY
Cash Cost	$3.5B	≈ $8.0B
Completion / In Service	December 2018	June 2024
Investment $ / Ownership %	$35M / 1%	≈ $58M* / 0.73%

* RGC recorded 80% impairment in 2022

MVP Operational Accounting

- Record 0.73% of MVP's results
- Amortize basis difference between underlying ownership and our investment

RGC Midstream – Annual Impact (in millions)

MVP Operating Results	$	2.0
Amortization		1.2
Total Equity in Earnings	$	3.2

- Cash distributions approximate equity in earnings expected on a quarterly basis, beginning November 2024; will have our share of maintenance cap ex

RGC Midstream Debt

	June 30, 2024 (in millions)
Revolver[1] (SOFR + 1.75% due Dec. 31, 2025)	$ 24.115
Revolver[2] (SOFR + 2.215% due May 2, 2026)	9.000
Note (swapped rate 3.24% due June 12, 2026)	14.000
Note[3] (swapped rate 2.443% / SOFR + 1.26448% due Jan. 1, 2028)	6.400
Total	$ 53.515

[1] Maximum borrowing $25 million

[2] Fully drawn

[3] $400,000 quarterly amortization beginning April 1, 2025

Next for MVP

- Expansion
  - Additional compression
  - Increase capacity by 0.5B Dth/day to 2.5B Dth/day
  - Increased capacity at higher projected rates
- Southgate
  - New pipeline from Station 165 into North Carolina
  - 550M Dth/day proposed capacity
  - In design / permitting phase
- RGC Midstream contribution to RGC Resources
  - Income statement effect slightly favorable
  - Expansion and Southgate can improve returns meaningfully

Q & A



Roanoke Gas

Roanoke Gas Top Customers

Building Materials

Titan America

SDI Steel Dynamics

General Shale

Healthcare

Carilion Clinic

VA U.S. Department of Veterans Affairs

LewisGale Medical Center
HCA Virginia Health System

Transportation

UPS

NS Norfolk Southern

Municipal

Roanoke

Roanoke County VA

Manufacturing

Yokohama

Bimbo

Rowe

Metalsa

Altec

Dynax

Higher Education

Hollins University

Roanoke College

Customer Growth



64,000
63,000
62,000
61,000
60,000
59,000
58,000
57,000
56,000
55,000
54,000
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024F

Volumes & Heating Degree Days


12
10
8
6
4
2
-
Millions
3,500
3,000
2,500
2,000
1,500
1,000
500
-
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024F
Total Volumes (Dth)
Dth per HDD

Capital Investment



$30
$25
$20
$15
$10
$5
$0
Millions
Low pressure, cast iron and bare steel replacement complete
New five-year SAVE program approved
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024F
SAVE
Cap Ex

Rate Base



$250
$200
$150
$100
$50
$-
Millions
CAGR 8.4%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024F

System Growth

- Blue Ridge and new housing
- Carilion, VTC, FBRI Medical Corridor
- Industrial and commercial

Main miles:	**≈ 140**
Services:	**≈ 6,000**



Modernization

- 6 Gate stations
- Automated Meter Reading

Main miles:	**≈ 100**
Services:	**≈ 7,700**



LNG Plant

- Boil-off compressor
- Two boilers
- 1MW natural gas generator
- Turbine controls
- Tank repainted

Renewable Natural Gas

- Co-located at WVWA
- In service March 2023
- Reducing emissions by 13,700 metric tons annually
- Generating RIN credits, shared with WVWA



Human Capital

Goals:
- ✓ Strengthen safety culture
- ✓ Develop opportunities
- ✓ Align rewards

- Hire and retain
- Organization wide development planning
- Investing in technology and training infrastructure


Improved Job Completion Rate
Increased training hours
Operational Excellence
Improved response time
Decreased OSHA Recordables

Operations Training Center


Vista Ave
Hershberger Rd
John Richardson Rd
Summerville Ln
Plantation Rd
Houston Ave Ne
Monterey Ave Ne
Oaklawn Ave Ne
Maplelawn Ave Ne
Northridge St Ne
Oakland Blvd Nw
Elementar
Regulator Pit
Simulated houses
Phase II
Confined Space
Tapping/ Blocking (Air)
Indoor Leak Investigations
Med Pressure Main (Plastic)
High Pressure Service (steel)
Regulation Training Skid
335
Buckley

Outlook

Natural Gas: Going or Coming?


U.S. Natural Gas Total Consumption
Trillion Cubic Feet
30
25
20
15
10
5
1950
1960
1970
1980
1990
2000
2010
2020
2023
32.5 Tcf

Source: US Energy Information Administration

Natural Gas: Record Consumption



U.S. Monthly Natural Gas Consumption, Bcf per Month
Monthly Demand
Annual Average
4,000
3,500
3,000
2,500
2,000
1,500
2008
2012
2016
2020
2024

U.S. natural gas consumption set nine monthly records and an annual record in 2023.

Source: S&P Global Commodity Insights

Natural Gas: Consumers say “Yes”



More than one consumer per minute connects to the natural gas system
U.S. Natural Gas Consumers, Millions
80M
78M
76M
74M
72M
70M
68M
66M
64M
62M
60M
78.4m
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020
2022
Residential, Commercial, Industrial, Electic Power, and Vehicle Fuel Consumers Included
Source: Energy Information Administration • Created with Datawrapper



U.S. Natural Gas Consumer Additions by State in 2022
Thousands of Natural Gas Consumers
State
Additions
Texas 84
California 46
Ohio 45
Florida 37
Arizona 29
Utah
New Jersey 27
Colorado
South Carolina
North Carolina
New York
Minnesota 22
Washington 20
Indiana 19
Pennsylvania 18
Wisconsin 18
Nevada 14
Idaho 14
Maryland 12
Virginia 12

650,000 new natural gas consumers in 2022

Natural Gas: Fueling Electricity



U.S. Natural Gas Demand for Electric Power, Year to Date through June 23
Billion Cubic Feet per Day
33.4
30
20
10
2006
2008
2010
2012
2014
2016
2018
2020
2022
2024

Source: S&P Global Commodity Insights

2025 Drivers

- Rate case outcome
- Capital plan similar to 2024
- Expense management
- Interest rates trending favorably
- RGC Midstream contribution to EPS modest
- Consistent dividend payout ratio

Regulatory Update

Rate Case

- $4.33M additional revenue (annual) began in July, subject to refund
- Proposed 10.35% ROE, 59% equity ratio
- 5-year depreciation study complete
- Expect resolution in Q2 of fiscal 2025

Riders

- RNG Rider – Final Order issued September 4
- SAVE Rider – Expect Final Order this month

2025 Capital Forecast


25%
45%
13%
17%

SAVE & Renewals	$	9.7
Utility Upgrades		3.7
Customer Growth & System Expansion		5.5
MVP Growth		2.8
Total	$	21.7

Earnings Per Share



$1.30
$1.24
$1.18
$1.12
$1.06
$1.00
$1.14
$1.16
$1.12
$1.24
$1.16
2023 Actual
2024 Forecast
2025 Preliminary Guidance
EPS
Range

Stock Price and Dividends Per Share


$33.00
$31.00
$29.00
$27.00
$25.00
$23.00
$21.00
$19.00
$17.00
$15.00
$13.00
$11.00
$9.00
$7.00
Stock price
$0.85
$0.80
$0.75
$0.70
$0.65
$0.60
$0.55
$0.50
$0.45
$0.40
Dividends per share
Share Price
Dividends/ share
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Data through August 30, 2024

Why Buy RGCO?

Demonstrated Track Record of Delivering Shareholder Value	• Total Shareholder return of 236% since 2009 • 80+ years of consecutive dividend payments • 20+ years of consecutive dividend increases
Highly Stable Business Model	• Consistent regulatory environment • Prospective cost recovery mechanisms • Private shelf agreements to support debt capital needs
Attractive Fundamental Environment	• Natural gas has cost/reliability advantages to other fuels • Natural gas recognized as part of long-term energy solution • Virginia THE top ranked state for business[1]
Significant Growth Potential	• Continued steady growth in existing footprint • Service territory in largest metro area in Western Virginia • Expansion into Franklin County • Regional impact of MVP flowing 2B+ Dth/day

[1] CNBC "Top States for Business 2024" – July 2024

RGC Resources™

Appendix

Consolidated Financial Results

For the periods ended June 30,

(Presented in thousands, except per share data)

	Three Months Ended		Year to Date	
	2024	2023	2024	2023
Operating revenues	$ 14,458	$ 13,660	$ 71,537	$ 84,972
Operating expenses	12,901	11,862	54,698	68,038
Operating income	1,557	1,798	16,839	16,934
Equity in earnings of unconsolidated affiliate	283	519	2,980	524
Other income (expense), net	(69)	7	141	203
Interest expense	1,567	1,423	4,770	4,189
Income before income taxes	204	901	15,190	13,472
Income tax expense	47	214	3,570	3,187
Net income	$ 157	$ 687	$ 11,620	$ 10,285
Basic earnings per share	$ 0.02	$ 0.07	$ 1.15	$ 1.04
Diluted earnings per share	$ 0.02	$ 0.07	$ 1.15	$ 1.04